ANNUAL REPORT






                                 DCM GROWTH FUND






                               SEPTEMBER 30, 2000

Dear Fellow Shareholders:

We are pleased to provide you with our Annual Report of the fund, which includes information on investments of the fund as well as other financial statements.

As you probably know, this year's volatility in the stock market is unprecedented in recent history. This volatility is more often a reflection of short-term reactions driven by mood swings rather than long-term investment decisions driven by fundamental research. For example, at the start of the year the markets were bullish as they found ways to ignore the impact of higher interest rates and energy prices. By the end of the year, the markets were bearish as they were overwhelmed by the impact of higher interest rates and energy prices.

Though the volatility of stock prices may be unpleasant today, it does present great opportunities for tomorrow. We are not suggesting that we engage in market timing, which we believe to be a fool's game typically resulting in losses. However, our strategy allows us to use the indiscriminate volatility of markets to capitalize on unique opportunities to invest in specific companies. Texas Instruments and Medtronic are two examples of this.

Alternatively, the same volatility that presents buying opportunities sometimes presents selling opportunities as well. The "irrational exuberance" and "buy at any price" mentality that pervaded the markets at the beginning of the year pushed the prices of some of our investments to unjustifiable heights and prompted us to capture those gains. Brocade and EMC are just two examples of this execution.

When measured in the narrow confines of this report, not all of our investments have thus far worked out as well. Though each company in which we invest must meet certain standards, including solid management, market dominance, franchise durability, pricing power and consistent earnings, sometimes all the exhaustive research and modeling cannot predict sudden changes in investor sentiment.

We remain confident that the future is bright and profitable, both for our investments and our shareholders. Cisco, one of our largest holdings, will continue to benefit from the build-out of the information super-highway and the Internet. Home Depot, another core holding, will build on its dominant market position in North America with its Home Expo and Villager stores and its foreign expansion. Pfizer will continue to benefit from demographic shifts as the baby boomers get older.

Thank you for your continued confidence.


Sincerely,

/s/ Mark Derby             /s/ Jonathan Derby
Mark Derby                 Jonathan Derby

[GRAPH DEPICTED HERE]



                                DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               September 30, 2000

                                                                       MARKET
SHARES                                                                 VALUE
------                                                                 -----

COMMON STOCKS- 93.93%
BANK/FINANCIAL SERVICES- 1.32%
   2,000             Fannie Mae ...........................             $143,000
                                                                      ----------

BANK/INSURANCE-5.97%
  12,002             Citigroup Inc ........................              648,858
                                                                      ----------

BROADCAST SERVICES/PROGRAM-5.88%
  11,310             Clear Channel Communications, Inc ....              639,015
                                                                      ----------

BUILDING SUPPLY-8.79%
  18,000             Home Depot, Inc ......................              955,125
                                                                      ----------

COMMUNICATION SERVICES- 9.37%
 2,500 +             AT&T Wireless Group ..................               52,187
16,500 +             Intermedia Communications, Inc .......              486,750
12,950               Vodafone Group PLC-Sponsored AIADR ...              479,150
                                                                      ----------
                                                                       1,018,087
                                                                      ----------

COMPUTER/NETWORKS- 11.61%
15,100 +             Cisco Systems, Inc ...................              834,275
13,000 +             Dell Computer Corporation ............              400,562
   500 +             Inrange Technologies Corporation .....               26,500
                                                                      ----------
                                                                       1,261,337
                                                                      ----------

COMPUTER SOFTWARE-3.33%
 6,000 +             Microsoft Corporation ................              361,500
                                                                      ----------

ELECTRICAL EQUIPMENT- 3.45%
   6,500             General Electric Company .............              374,969
                                                                      ----------


FINANCIAL SERVICES- 1.96%
   3,500             American Express Company .............              212,625
                                                                      ----------

INSURANCE DIVERSIFIED-2.03%
   2,305             American International Group, Inc ....              220,560
                                                                      ----------

INTERNET-7.50%
12,635 +             America Online, Inc ..................              679,131
 4,850 +             CMGI, Inc ............................              135,497
                                                                      ----------
                                                                         814,628
                                                                      ----------
MEDICAL SUPPLY-3.43%
   7,200             Medtronic, Inc .......................              373,050
                                                                      ----------







PHARMACEUTICAL/DRUG-7.18%
 5,000               Bristol-Myers Squibb Company                        285,625
11,000               Pfizer, Inc                                         494,313
                                                                      ----------
                                                                         779,938
                                                                      ----------
RETAIL-1.11%
 6,000                The GAP, Inc                                       120,750
                                                                      ----------

SEMICONDUCTOR-8.74%
 3,000 +             Applied Materials, Inc ...............              177,937
 2,500 +             Intel Corporation ....................              437,063
 7,100               Texas Instruments, Inc. ..............              335,031
                                                                      ----------
                                                                         950,031
                                                                      ----------
SOFTWARE-3.01%
   4,888             Automatic Data Processing, Inc .......              326,885
                                                                      ----------

SPECIALIZED MANUFACTURING-3.60%
 2,500 +             Flextronics International Ltd ........              205,312
 4,000 +             Solectron Corporation ................              184,500
                                                                      ----------
                                                                         389,812
                                                                      ----------

TELECOMMUNICATION EQUIPMENT-5.65%
 5,000 +             Nokia Corp-Spon ADR ..................              199,063
 5,825 +             Qualcomm, Inc ........................              415,032
                                                                      ----------
                                                                         614,095
                                                                      ----------
                TOTAL COMMON STOCK                                    10,204,265
                (Cost $11,250,407)                                    ----------


Short Term Investments- 5.06%
        550,000         Firstar Stellar Treasury Fund                    550,000
                                                                      ----------

                TOTAL INVESTMENTS
                (Cost 11,800,407)                         98.99%      10,754,265

                Cash and other assets less liabilities     1.01%         109,904
                                                         ------     ------------

                TOTAL NET ASSETS                         100.00%    $ 10,864,169
                                                         ======     ============

(1)  Federal  Tax  Information:   At  September  30,  2000  the  net  unrealized
appreciation based on cost for Federal income tax purposes of $11,800,407 was as follows:


                Aggregate gross unrealized appreciation for all
                investments for which there was an excess of
                value over cost .................................       $609,201
                                                                     -----------
                Aggregate gross unrealized depreciation for all
                investments for which there was an excess of
                cost over value..................................     (1,655,343)
                Net unrealized appreciation......................    ($1,046,142)
                                                                     ===========

+  Non-income producing security.

   The accompanying notes are an integral part of these financial statements



                                 DCM GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS:
------
Investments in securities, at value
(cost $11,800,407) (Note 2) .....................   $ 10,754,265
Cash ............................................        144,541
Dividends and interest receivable ...............          4,043
Receivable for Fund shares sold .................            700
Due from advisor (Note 3) .......................          7,489
Prepaid expenses ................................          2,030
                                                    ------------
TOTAL ASSETS ....................................     10,913,068
                                                    ------------

LIABILITIES:
------------
Payables:
     Securities purchased .......................          8,000
     Fund shares repurchased ....................          3,500
     Accrued directors' fees ....................          1,414
     Accrued expenses and other liabilities .....         35,985
                                                    ------------
     Total Liabilities ..........................         48,899
                                                    ------------
    NET ASSETS ..................................   $ 10,864,169
                                                    ============

NET ASSETS CONSIST OF:
----------------------
Additional paid in capital ......................   $ 12,330,219
Accumulated net investment loss .................        (61,818)
Accumulated net realized loss from
investment transactions .........................       (358,090)
Net unrealized depreciation on investments ......     (1,046,142)
                                                    ------------
                                                    $ 10,864,169
                                                    ============
Net asset value and redemption price per share
($10,864,169/1,080,112 shares of capital
     stock outstanding) (Note 6) ................   $      10.06
                                                    ============




                                DCM GROWTH FUND
                            STATEMENT OF OPERATIONS
                  FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (1)

INVESTMENT INCOME:
-----------------
Dividends ......................................................    $    31,978
Dividends Interest .............................................         17,317
                                                                    -----------
Total investment income ........................................         49,295
                                                                    -----------

EXPENSES:
--------
Advisory fees (Note 3) .........................................         74,077
Administration fees ............................................         44,800
Legal fees .....................................................         15,009
Transfer agent fees ............................................         14,777
Custody fees ...................................................         10,282
Audit fees .....................................................          7,504
Printing and postage expense ...................................          6,901
Directors' fees ................................................          5,910
Registration fees ..............................................          5,458
Insurance ......................................................          5,417
Other expenses .................................................          3,406
                                                                    -----------
 Total expenses ................................................        193,541

LESS:
-----
Advisory fees waived (Note 3) ..................................        (74,077)
Expenses reimbursed (Note 3) ...................................         (8,351)
                                                                    -----------
Net expenses ...................................................        111,113
                                                                    -----------
Net Investment loss ............................................        (61,818)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS: (NOTE 2)
-----------------------------------------------------------
Net realized loss from investment transactions .................       (358,090)
Net change in unrealized depreciation
on investments .................................................     (1,046,142)
                                                                    -----------
Net realized and unrealized loss
on investments .................................................     (1,404,232)
                                                                    -----------
Net decrease in net assets resulting
from operations ................................................    $(1,466,050)
                                                                    ===========

(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.

                                DCM GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  For the
                                                               period ended
                                                           September 30, 2000(1)
                                                           ---------------------
Net investment loss ..........................................     $    (61,818)
Net realized loss from investment transactions ...............         (358,090)
Net change in unrealized depreciation on investments .........       (1,046,142)
                                                                   ------------
Net decrease in net assets resulting from operations .........       (1,466,050)
                                                                   ------------

From Capital Share Transactions:
Shares sold ..................................................       12,370,792
Shares reinvested ............................................                0
Shares redeemed ..............................................         (140,573)
                                                                   ------------
Net increase from capital share transactions .................       12,230,219
                                                                   ------------

Net increase in net assets ...................................       10,764,169

Net Assets:
Beginning of Period ..........................................          100,000
                                                                   ------------

End of Period (including net investment loss of $61,818) .....     $ 10,864,169
                                                                   ============

Capital Share Transactions:
Shares sold ..................................................        1,092,829
Shares reinvested ............................................                0
Shares redeemed ..............................................          (12,717)
                                                                   ------------
                                                                      1,080,112
                                                                   ============

(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.

                                DCM GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000



NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust") a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
     C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
     E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                DCM GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                         SEPTEMBER 30, 2000 (CONCLUDED)



NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered in an investment advisory agreement (the "Agreement") with Derby Capital Management (the "Adviser"). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services advisory services, the Adviser receives a fee, paid monthly, calculated at annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the period ended September 30, 2000, the Adviser waived and reimbursed a total of $82,428, pursuant to the undertaking.


The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements with American Data Services, Inc. (the "Administrator"). Pursuant to the agreements, the Administrator serves as administrator, transfer agent and dividend disbursing and fund accounting agent to the Fund. For its services as Administrator, the Fund pays an annual fee, paid monthly, based on a percentage of the Fund's average daily net assets, subject to certain minimum.

The Trust has entered into a distribution agreement with Amerimutual Fund Distributors, Inc. (the "Distributor"). Pursuant to the distribution agreement, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund's average daily net assets. During the year ended September 30, 2000, the distribution agreement was not in effect, hence the Fund did not accrue any fees.


NOTE 4.  INVESTMENT TRANSACTIONS

During the period ended September 30, 2000, purchases and sales of investment securities, excluding short-term securities, aggregated $16,505,803, and $4,897,306, respectively.




                                 DCM GROWTH FUND
                              FINANCIAL HIGHTLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           For the period ended
                                                          September 30, 2000 (1)
                                                          ----------------------

        Net asset value, beginning of period                      $  10.00
                                                                  --------
        Income gain (loss) from investment operations:
        Net investment loss                                          (0.09)
        Net realized and unrealized gains
          from investment transactions                                0.15
                                                                  --------
        Total from investment operations                              0.06
                                                                  --------
        Less distributions:
        Dividends from net investment income                          0.00
        Distributions from realized gains
          from security transactions                                  0.00
                                                                  --------
        Total distributions                                           0.00
                                                                  --------
        Net asset value, end of period                            $  10.06
                                                                  ========
        Total return                                                  0.60%

        Ratios/supplemental data:
        Net assets end of period (in thousands)                    $10,864
        Ratio of expenses to average net
          assets, before reimbursement                                2.61%(2)
        Ratio of net expenses to average net
          assets, after reimbursement                                 1.50%(2)
        Ratio of net investment loss to average
          net assets, before reimbursement                           (1.95)%(2)
        Ratio of net investment loss to average
          net assets, after reimbursement                            (0.83)%(2)
        Portfolio turnover rate                                      62.69%(2)



(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2) Annualized

The Board of Directors and Shareholders
DCM Growth Fund
Newton, Massachusetts


We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of DCM Growth Fund as of September 30, 2000, and the related statements of operations, changes in net assets, and financial highlights for the period October 19, 1999 (commencement of operations) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DCM Growth Fund as of September 30, 2000, the results of its operations, changes in their net assets and financial highlights for the initial period then ended in conformity with generally accepted accounting principles.



                                                        Wolf & Company, P.C.



Boston, Massachusetts
October 26, 2000